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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 20, 2006

                            BAXTER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                 1-4448                                36-0781620
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        (Commission File Number)            (IRS Employer Identification No.)

 One Baxter Parkway, Deerfield, Illinois                  60015
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 (Address of principal executive offices)              (Zip Code)

                                 (847) 948-2000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 20, 2006, Baxter International Inc. issued an earnings press release for the quarterly period ended March 31, 2006. The press release, including attachments, is furnished as Exhibit 99 to this report.

The press release contains non-GAAP financial measures as defined by the Securities and Exchange Commission. These measures are used in addition to results presented in accordance with generally accepted accounting principles
(GAAP). The non-GAAP financial measures reflect an additional way of viewing aspects of the company's operations that, when viewed with GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the company's business. Management strongly encourages investors to review the company's consolidated financial statements and publicly filed reports in their entirety.

The press release uses the non-GAAP financial measure earnings per diluted share, before special items and excluding the impact of stock-option expense under SFAS No. 123-R. Special items are excluded because they are unusual or nonrecurring and accordingly can be highly variable, difficult to predict, and of a size that may substantially impact the company's reported operations for a period. Stock-option expense under SFAS No. 123-R is excluded to provide a comparison to prior periods that have not been restated to include such expenses. Management believes that this non-GAAP earnings measure facilitates a fuller analysis of the company's results of operations, particularly in evaluating performance from one period to another. Accordingly, management uses this non-GAAP measure internally in financial planning, to monitor performance, and in setting performance compensation targets.

The press release also uses "free cash flow," which is defined as cash flow from operations less capital expenditures and is not a measure defined in accordance with GAAP. This measure is used internally to evaluate the company's cash performance, and management believes that free cash flow is a useful measure to investors in that it provides a representation of the company's cash level available to reduce debt outstanding, pay common stock dividends, repurchase common stock or make strategic investments and acquisitions.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) The following exhibit is furnished herewith:

         99--Press Release dated April 20, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BAXTER INTERNATIONAL INC.

                                         By: /s/ Susan R. Lichtenstein
                                             -----------------------------------
                                             Susan R. Lichtenstein
                                             General Counsel and
                                             Corporate Secretary

Date:  April 20, 2006

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                                  EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION
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   99               Press Release dated April 20, 2006